UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2011

CULTURE MEDIUM HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53318	98-0560939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3470 E. Russell Rd. Suite 275, Las Vegas, Nevada 89120
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 702-589-5849

Brand Neue Corp.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 14, 2011, we changed our name with the Nevada Secretary of State from “Brand Neue Corp.” to “Culture Medium Holdings Corp.”, by way of a merger with our wholly owned subsidiary Culture Medium Holdings Corp., which was formed solely for the change of name.

Item 7.01	Regulation FD Disclosure.

The name change is effective with the Over-the-Counter Bulletin Board at the opening of trading on March 14, 2011 under the new symbol “CLTR”. Our new CUSIP number is 23028A 107.

Item 9.01	Financial Statements and Exhibits

3.01	Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULTURE MEDIUM HOLDINGS CORP.

/s/ Alex Eliashevsky
Alex Eliashevsky
Chairman, CEO and Director

Date: March 14, 2011